SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                               December 8, 2000
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                     (Date of earliest event reported)


                         Staten Island Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)


Delaware                               1-13503                 13-3958850
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                        Identification No.)



15 Beach Street, Staten Island, New York                        10304
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(Address of principal executive offices)                     (Zip Code)


                               (718) 447-7900
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            (Registrant's telephone number, including area code)


                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)























Item 5.  OTHER EVENTS

    On December 8, 2000, SI Bank & Trust (the "Bank), the wholly owned subsidiary of Staten Island Bancorp, Inc. (the "Company"), completed the acquisition (the "Acquisition") of four full-service branch offices with aggregate deposits of approximately $42 million from Unity Bank, a subsidiary of Unity Bancorp. Three of the offices are in Union County and one office is in Middlesex County, New Jersey. The Bank paid a premium of 6.5% for the acquired deposits. Other than the Acquisition, there is no material relationship between the Company (including the Bank) and Unity Bancorp (including Unity Bank).

    The Company issued a press release on December 8, 2000 with respect to the Acquisition which is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibits:

         99  Press Release, dated as of December 8, 2000































                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ISB FINANCIAL CORPORATION




Date: December 15, 2000          By: /s/ Harry P. Doherty
                                    ----------------------
                                     Harry P. Doherty
                                     Chairman and Chief Executive Officer